EXHIBIT 23.2




                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of American Tower Corporation on Form S-8 of our report dated March 1, 2000, appearing in the Annual Report on Form 10-K of American Tower Corporation for the year ended December 31, 1999.




                                               /S/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 10, 2000